 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2011

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Recent Developments

Property Acquisitions

During December 2011, Acadia Realty Trust (the “Company”), through Acadia Strategic Opportunity Fund III LLC (“Fund III”), acquired two properties, one located in Baltimore, Maryland and the other in metropolitan New York, for an aggregate purchase price of $34.7 million. These were previously disclosed as under contract as of September 30, 2011. In addition, the Company, also through Fund III, acquired a shopping center located in the metropolitan New York area for $11.3 million

During January 2012, the Company purchased a property located in Chicago, Illinois for $3.9 million.

Note Repurchase

During December 2011, pursuant to the terms of its outstanding 3.75% Convertible Notes due 2026 (the “Notes”), the Company repurchased $24.0 million of the Notes at face value plus accrued interest to the date of repurchase. Notes with a principal amount of $0.9 million remain outstanding after the repurchase.

The above acquisitions and repurchase of the Notes were funded with available Company working capital a portion of which came from the proceeds of the Company’s November 2011 follow-on public offering that raised $45.2 million in gross proceeds and contributions from non-controlling interests.

Item 9.01 Financial Statements and Exhibits.

Financial Statements.

During December 2011, the Company, through Fund III, and together with an unaffiliated joint venture partner, acquired Parkway Crossing (“Parkway”) for $21.5 million, of which $14.0 million was funded with new mortgage debt obtained at closing and the balance of $7.5 million funded with cash. Fund III’s share of cash required for the acquisition was $6.7 million. The following financial information with respect to Parkway together with the financial information filed with the Securities and Exchange Commission by the Company on Form 8-K on November 3, 2011, constitutes the required audited financial information and unaudited pro forma information with respect to a portion of the Company’s acquisition activity since January 1, 2011.

Index to Financial Information

Parkway Crossing:	Page
Independent Auditors’ Report	2
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	3
Notes to Statements of Revenues and Certain Expenses	4

Unaudited Pro Forma Condensed Consolidated Financial Statements

As of, and For, the Nine Months Ended September 30, 2011

For the Year Ended December 31, 2010

Notes to Financial Statements

1

Parkway Crossing

Independent Auditors’ Report

To the Board of Directors and Management of

Acadia Realty Trust

White Plains, New York

We have audited the accompanying statement of revenues and certain expenses of Parkway Crossing (the “Company”) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of Acadia Realty Trust’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Acadia Realty Trust. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Parkway Crossing are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Parkway Crossing for the year ended December 31, 2010, on the basis of accounting described in Note 2.

/s/ BDO USA, LLP

January 5, 2012

2

Parkway Crossing

Statements of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2010	Nine Months ended September 30, 2011 (unaudited)
Revenues:
Rental revenue	$1,733	$1,177
Reimbursement revenue	577	537
Other revenue	5	3
Total Revenues	2,315	1,717
Certain Expenses:
Operating expenses	483	350
Real estate taxes	216	160
Insurance expense	30	23
Total Certain Expenses	729	533
Revenues in Excess of Certain Expenses	$1,586	$1,184

See accompanying notes to the statements of revenues and certain expenses.

3

Notes to Statements of Revenues and Certain Expenses

1. Organization

Parkway Crossing (“Parkway”) is a 27-tenant shopping center located on Perring Parkway in Baltimore County, Maryland.

Acadia Realty Trust (the “Trust”) and subsidiaries (collectively, the “Company”) is a fully integrated equity real estate investment trust focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago, Illinois.

During December 2011, the Company, through Acadia Strategic Opportunity Fund III LLC (“Fund III”), and together with an unaffiliated joint venture partner, acquired Parkway Crossing (“Parkway”) for $21.5 million.

2. Basis of Presentation and Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses of the Property.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K of the Company. The Statements are not intended to be a complete presentation of the revenues and expenses of the Property. Accordingly, the Statements exclude depreciation and amortization of fixed assets, amortization of intangible assets and liabilities and asset management fees not directly related to the future operations.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. Certain of the leases acquired provide for the reimbursement to the owner of Parkway of real estate taxes, insurance and other property operating expenses. These reimbursements are recognized as revenue in the period the expenses are incurred.

Income Taxes

Parkway was organized as a limited liability company and is not directly subject to federal, state, or city income taxes.

Use of Estimates

The preparation of the Statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2011 to 2032. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of increases in certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2010 are as follows:

(in thousands)

2011	$1,623
2012	1,539
2013	1,384
2014	1,325
2015	1,254
Thereafter	2,872
Total	$9,997

4

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of, and For, the Nine Months Ended September 30, 2011 and For the Year Ended December 31, 2010

During December 2011, the Company, through Fund III, and together with an unaffiliated joint venture partner, acquired Parkway Crossing (“Parkway”) for $21.5 million, of which $14.0 million was funded with new mortgage debt obtained at closing and the balance of $7.5 million funded with cash. Fund III’s share of cash required for the acquisition was $6.7 million.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 has been prepared as if the acquisition of Parkway occurred on September 30, 2011. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared as if the acquisition of Parkway occurred as of January 1, 2010.

Our pro forma condensed consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements and related notes thereto filed with the U.S. Securities and Exchange Commission. In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effect of the Acquisitions. The unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, they are not necessarily, and should not be assumed to be, an indication of the Company’s financial position or results of operations that would have been achieved had the acquisition of Parkway been completed as of the date indicated or that may be achieved in the future.

5

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2011

(Amount in thousands, except share and per share data)	Company Historical	Previous Acquisitions	Acquisition of Parkway	Company Pro Forma
	(a)	(b)
ASSETS

Operating real estate
Land	$268,077	$28,544	$—	$296,621
Building and improvements	958,549	66,603		1,025,152
Construction in progress	3,983			3,983
	1,230,609	95,147		1,325,756
Less: accumulated depreciation	200,840			200,840
Net operating real estate	1,029,769	95,147		1,124,916
Real estate under development	229,223			229,223
Notes receivable, net	41,304			41,304
Investments in and advances to unconsolidated affiliates	78,420		6,728	85,148
Cash and cash equivalents	98,027	(34,514)	(6,728)	56,785
Cash in escrow	27,553			27,553
Rents receivable, net	23,179			23,179
Deferred charges, net	25,696			25,696
Acquired lease intangibles, net	22,975			22,975
Prepaid expenses and other assets	27,637			27,637
Assets of discontinued operations	2,684			2,684
Total assets	$1,606,467	$60,633	$—	$1,667,100

LIABILITIES

Mortgage notes payable	$846,399	$47,133	$—	$893,532
Convertible notes payable, net	24,824			24,824
Distributions in excess of income from, and investments in, unconsolidated affiliates	21,401			21,401
Accounts payable and accrued expenses	31,992			31,992
Dividends and distributions payable	7,507			7,507
Acquired lease and other intangibles, net	5,592			5,592
Other liabilities	18,914			18,914
Liabilities of discontinued operations	289			289
Total liabilities	956,918	47,133	—	1,004,051

EQUITY

Shareholders’ equity
Common shares, $.001 par value, authorized 100,000,000 shares; issued and outstanding 40,331,366 and 40,254,525 shares, respectively	40			40
Additional paid-in capital	303,783			303,783
Accumulated other comprehensive loss	(4,231)			(4,231)
Retained earnings	39,098			39,098
Total shareholders’ equity	338,690			338,690
Noncontrolling interests	310,859	13,500		324,359
Total equity	649,549	13,500		663,049
Total liabilities and equity	$1,606,467	$60,633	$—	$1,667,100

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

6

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Nine Months Ended September 30, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	Previous Acquisitions (bb)	Acquisition of Parkway (cc)	Company Pro Forma
Revenues
Rental income	$85,564	$5,522		$91,086
Interest income	9,493			9,493
Expense reimbursements	16,213	1,633		17,846
Management fee income	1,169			1,169
Other	1,849			1,849
Total revenues	114,288	7,155		121,443

Operating Expenses
Property operating	22,565	543		23,108
Real estate taxes	13,792	1,220		15,012
General and administrative	17,147			17,147
Depreciation and amortization	24,626	1,560		26,186
Total operating expenses	78,130	3,323		81,453

Operating income	36,158	3,832		39,990

Equity in earnings of unconsolidated affiliates	3,025		562	3,587
Other interest income	219			219
Gain on debt extinguishment	1,268			1,268
Interest and other finance expense	(27,598)	(2,105)		(29,703)
Income from continuing operations before income taxes	13,072	1,727	562	15,361
Income tax provision	(7)			(7)
Income from continuing operations	13,065	1,727	562	15,354

Discontinued Operations
Operating income from discontinued operations	702			702
Impairment of asset	(6,925)			(6,925)
Gain on sale of property	32,498			32,498
Income from discontinued operations	26,275			26,275

Net income	39,340	1,727	562	41,629

Noncontrolling interests
Continuing operations	3,597	(391)	(451)	2,755
Discontinued operations	731			731
Net loss (income) attributable to noncontrolling interests	4,328	(391)	(451)	3,486

Net income attributable to Common Shareholders	$43,668	$1,336	$111	$45,115

Basic Earnings per Share
Income from continuing operations	$0.41	$0.03	$0.00	$0.45
Income from discontinued operations	0.67	—	—	0.67
Basic earnings per share	$1.08	$0.03	$0.00	$1.12

Diluted Earnings per Share
Income from continuing operations	$0.41	$0.03	$0.00	$0.45
Income from discontinued operations	0.67	—	—	0.67
Diluted earnings per share	$1.08	$0.03	$0.00	$1.12

 The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

7

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)	Company Historical (aa)	Previous Acqusitions (bb)	Acquisition of Parkway (cc)	Company Pro Forma
Revenues
Rental income	$106,913	$9,276		$116,189
Mortgage interest income	19,161			19,161
Expense reimbursements	22,030	2,848		24,878
Lease termination income	290			290
Management fee income	1,424			1,424
Other	2,140			2,140
Total revenues	151,958	12,124		164,082

Operating Expenses
Property operating	30,914	831		31,745
Real estate taxes	18,245	2,171		20,416
General and administrative	20,220			20,220
Depreciation and amortization	40,115	2,486		42,601
Total operating expenses	109,494	5,488		114,982

Operating income	42,464	6,636		49,100

Equity in earnings of unconsolidated affiliates	10,971		749	11,720
Other interest income	408			408
Gain from bargain purchase	33,805			33,805
Interest and other finance expense	(34,471)	(2,993)		(37,464)
Income from continuing operations before income taxes	53,177	3,643	749	57,569
Income tax provision	(2,890)			(2,890)
Income from continuing operations	50,287	3,643	749	54,679

Discontinued Operations
Operating income from discontinued operations	380			380
Income from discontinued operations	380			380

Net income	50,667	3,643	749	55,059

Noncontrolling interests
Continuing operations	(20,307)	(1,926)	(602)	(22,835)
Discontinued operations	(303)			(303)
Net income attributable to noncontrolling interests	(20,610)	(1,926)	(602)	(23,138)

Net income attributable to Common Shareholders	$30,057	$1,717	$147	$31,921

Basic Earnings per Share
Income from continuing operations	$0.75	$0.04	$0.00	$0.80
Income from discontinued operations	—	—	—	—
Basic earnings per share	$0.75	$0.04	$0.00	$0.80

Diluted Earnings per Share
Income from continuing operations	$0.74	$0.04	$0.00	$0.80
Income from discontinued operations	—	—	—	—
Diluted earnings per share	$0.74	$0.04	$0.00	$0.80

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

8

ACADIA REALTY TRUST AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Pro Forma Presentation

Acadia Realty Trust and subsidiaries (collectively, the “Company”), is a fully-integrated equity real estate investment trust focused on the ownership, management and redevelopment of retail properties and urban/infill mixed-use properties with a retail component concentration located primarily in high-barrier-to-entry, densely-populated metropolitan areas in the United States along the East Coast and in Chicago.

The consolidated financial statements include the consolidated accounts of the Company and its investments in partnerships and limited liability companies in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption, Equity in Earnings (Losses) of Unconsolidated Affiliates. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

During December 2011, the Company, through Acadia Strategic Opportunity III LLC (“Fund III”), and together with an unaffiliated joint venture partner, acquired Parkway Crossing (“Parkway”) for $21.5 million, of which $14.0 million was funded with new mortgage debt obtained at closing and the balance of $7.5 million funded with cash. Fund III’s share of cash required for the acquisition was $6.7 million.

Note 2 — Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) Represents the historical consolidated balance sheet of the Company as of September 30, 2011.

(b)  Reflects those acquisitions as previously disclosed in the Company’s Form 8-K as filed with the Securities and Exchange Commission on November 3, 2011.

9

ACADIA REALTY TRUST AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 3 — Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Income

(aa) Represents the unaudited historical consolidated statements of income for the Company for the nine months ended September 30, 2011 and year ended December 31, 2010.

(bb) Represents the unaudited historical combined statements of revenues and certain operating expenses for those acquisitions as previously disclosed in the Company’s Form 8-K as filed with the Securities and Exchange Commission on November 3, 2011.

(cc) Represents the unaudited historical statement of revenues and certain operating expenses for Parkway for the nine months ended September 30, 2011 and the year ended December 31, 2010.

Funds from Operations

Consistent with the National Association of Real Estate Investment Trusts (“NAREIT”) definition, we define funds from operations (“FFO”) as net income attributable to common shareholders (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

We consider FFO and pro forma FFO to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. Pro forma FFO is presented to assist investors in analyzing our performance. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of operating property and depreciation and amortization. However, our method of calculating Pro forma FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Pro forma FFO does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. Pro forma FFO should not be considered as an alternative to net income for the purpose of evaluating our performance or to cash flows as a measure of liquidity.

10

ACADIA REALTY TRUST AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Funds from Operations (continued)

The reconciliation of net income to Pro forma FFO for the year ended 2010 is as follows:

(amounts in thousands except per share amounts)	Company Historical	Previous Acqusitions (i)	Acquisition of Parkway	Company Pro Forma

Funds From Operations
Net income attributable to Common Shareholders	$30,057	$1,716	$147	$31,920
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests’ share)
Consolidated affiliates	18,445	2,486		20,931
Unconsolidated affiliates	1,561	—	72	1,633
Income attributable to noncontrolling interests’ in Operating Partnership	377	21	2	400
Funds from operations	$50,440	$4,223	$221	$54,884

Funds From Operations per Share - Diluted
Weighted average number of Common Shares and OP Units	40,876	40,876	40,876	40,876
Diluted funds from operations, per share	$1.23	$0.10	$0.01	$1.34

(i) Represents those acquisitions as previously disclosed in the Company’s Form 8-K as filed with the Securities and Exchange Commission on November 3, 2011.

11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: January 27, 2012	By:	/s/ Jonathan Grisham
Name: Jonathan Grisham Title: Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO